UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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PLC Systems Inc.
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M11354 Meeting Information Meeting Type: Annual For holders as of: 4/6/09 Date: 6/4/2009 Time: 10:00 a.m., Eastern Time Location: You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. PLC SYSTEMS INC. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 4, 2009 PLC Systems Inc. 10 Forge Park Franklin, MA 02038 PLC SYSTEMS INC. 10 FORGE PARK FRANKLIN, MA 02038

M11355 Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: At the meeting, you will need to request a ballot to vote these shares. Directions to the meeting are available by calling Kendra Wisell-Ford at 508-520-2559. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. You may also make an election to receive a paper or e-mail copy of the Annual Report, Notice and Proxy Statement for future meetings of the Company's shareholders at this web site, telephone number or e-mail address. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 5/21/09. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items 2. Approval of the selection by the Audit Committee of the Board of Directors of Caturano and Company, P.C. (formerly known as Vitale, Caturano & Company, P.C.) as the Company's registered public accounting firm for the fiscal year ending December 31, 2009 and to authorize the Audit Committee to fix the remuneration to be paid to Caturano and Company, P.C. 01) Edward H. Pendergast 02) Benjamin L. Holmes The Board of Directors recommends a vote "FOR" each of the director nominees and "FOR" Proposal 2. 1. Election of Class II Directors (or if a nominee is not available for election, such substitute as the Board of Directors may designate). Nominees: M11356

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